THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated September 28, 2018 to the Prospectus dated May 1, 2018

This supplement outlines important changes that become effective on and after November 19, 2018. These changes are related to:

a) Investment options; and
b) Investment Requirements for Living Benefit Riders.

All other provisions in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

Fund Changes –The following funds are available as new investment options beginning November 19, 2018:

•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Standard Class)
•	LVIP SSGA Emerging Markets Equity Index Fund (Standard Class)
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Standard Class)

Fund Expenses - The following table reflects the expenses charged by the funds that are being added (as a percentage of the fund's average net assets):
	Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimbursements)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (Standard Class)	0.25%	0.00%	0.08%	0.45%	0.78%
LVIP SSGA Emerging Markets Equity Index Fund (Standard Class)	0.34%	0.00%	0.14%	0.00%	0.48%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Standard Class)	0.25%	0.00%	0.08%	0.57%	0.90%

Investments of the Variable Account – Description of the Funds.  The following funds are added to the prospectus. More detailed information may be obtained from the current fund prospectus, which you should read carefully. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Standard Class): To seek capital appreciation; a fund of funds.
•
LVIP SSGA Emerging Markets Equity Index Fund (Standard Class): To seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.

•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Standard Class): To seek capital appreciation; a fund of funds.

The Contracts – Investment Requirements.  If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective November 19, 2018 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

All references to Contract Value in this section include Account Value if the i4LIFE® Advantage rider is in effect.

The following changes apply to Investment Requirements for Managed Risk Riders. The LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund are added to the list of funds that cannot exceed 80% of your Contract Value, and to the list of funds among which you may allocate 100% of your Contract Value.

The following changes apply to Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit. The LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund are added to the list of funds that cannot exceed 80% of your Contract Value, and to the list of funds among which you may allocate 100% of your Contract Value.

The following changes apply to Investment Requirements for other Living Benefit Riders. The LVIP SSGA Emerging Markets Equity Index Fund is added to the list of funds that cannot exceed 10% of your Contract Value. The LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund are added to the list of funds among which you may allocate 100% of your Contract Value.

Please retain this supplement for future reference.